                                                                   Exhibit(n)(2)

                                   APPENDIX A

                                                                                                                       Conversion
                                                                   Maximum       Maximum                    Maximum     Features/
                  BGIF                Maximum  Administration    Shareholder   Processing     Minimum    Initial Sales  Exchange
           Multi-Class Funds         12b-1 Fee      Fee       Servicing Fee/1/   Fee/1/     Investment    Charge/CDSC  Privileges
-----------------------------------  --------- -------------- ---------------- ---------- -------------- ------------- ----------
1.  Institutional Money Market Fund

    Aon Captives Share Class           0.10%        0.05%           0.05%          None      $500,000         None        None
    Institutional Class                 None        0.05%           0.05%          None    $100 million       None        None
    Capital Share Class                 None        0.07%           0.07%          None     $25 million       None        None
    Premium Class                       None        0.10%           0.10%          None     $10 million       None        None
    Select Class                        None        0.15%           0.15%          None     $1 million        None        None
    Trust Class                         None        0.38%           0.25%         0.13%      $100,000         None        None

2.  LifePath Retirement Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

3.  LifePath 2010 Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

4.  LifePath 2020 Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

5.  LifePath 2030 Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

6.  LifePath 2040 Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

7.  LifePath 2050 Portfolio

    Class I                             None        0.50%           0.25%          None   $1 million /2/      None        None
    Class R                            0.25%        0.50%           0.25%          None         N/A           None        None
    Class S                             None        0.15%            None          None       N/A/3/          None        None

8.  Prime Money Market Fund

    Institutional Class                 None        0.05%           0.05%          None    $100 million       None        None
    Capital Share Class                 None        0.07%           0.07%          None     $25 million       None        None
    Premium Class                       None        0.10%           0.10%          None     $10 million       None        None
    Select Class                        None        0.15%           0.15%          None     $1 million        None        None
    Trust Class                         None        0.38%           0.25%         0.13%      $100,000         None        None

9.  Government Money Market Fund

    Institutional Class                 None        0.05%           0.05%          None    $100 million       None        None
    Capital Share Class                 None        0.07%           0.07%          None     $25 million       None        None
    Premium Class                       None        0.10%           0.10%          None     $10 million       None        None
    Select Class                        None        0.15%           0.15%          None     $1 million        None        None
    Trust Class                         None        0.38%           0.25%         0.13%      $100,000         None        None

10. Treasury Money Market Fund

                                                                                                                       Conversion
                                                                   Maximum       Maximum                    Maximum     Features/
                  BGIF                Maximum  Administration    Shareholder   Processing     Minimum    Initial Sales  Exchange
           Multi-Class Funds         12b-1 Fee      Fee       Servicing Fee/1/   Fee/1/     Investment    Charge/CDSC  Privileges
-----------------------------------  --------- -------------- ---------------- ---------- -------------- ------------- ----------
    Institutional Class                 None        0.05%           0.05%         None     $100 million       None        None
    Capital Share Class                 None        0.07%           0.07%         None      $25 million       None        None
    Premium Class                       None        0.10%           0.10%         None      $10 million       None        None
    Select Class                        None        0.15%           0.15%         None      $1 million        None        None
    Trust Class                         None        0.38%           0.25%         0.13%      $100,000         None        None

/1/ All shareholder servicing fees and processing fees will be paid by the Funds' administrator; so shareholders will not bear any of these fees in addition to the administration fee.

/2/  For direct investments only.

/3/ Although the Class S shares do not have a minimum investment, they shall only be made available to plans that have certified to having, or that the Funds' administrator or investment adviser reasonably believes to have, aggregate plan assets of $750 million or more.

Amended and approved by the Board of Trustees of Barclays Global Investors Funds on March 25-26, 2008.

Appendix A to Barclays Global Investors Funds Rule 18f-3 Multi-Class Plan